EXHIBIT 10.17









                    REYNOLDS METALS COMPANY




          RESTRICTED STOCK PLAN FOR OUTSIDE DIRECTORS













                    As Amended and Restated

                    Effective March 8, 1999

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                           ARTICLE I

                      PURPOSE OF THE PLAN

          The purposes of the Plan are to promote a greater

identity of interests between the Company's Directors and its stockholders through increasing ownership of Company Stock by the

Directors and to assist the Company in attracting and retaining qualified individuals to serve as Directors by affording them an opportunity to share in the future successes of the Company.



                           ARTICLE II

                          DEFINITIONS

          2.01  "Beneficiary" shall mean the individual or entity

designated by the Director to receive, upon the death of the

Director, undelivered shares of Restricted Stock as to which the applicable restrictions have expired.  If no such designation is made, or if the designated individual predeceases the Director or the entity no longer exists, then the Beneficiary shall be the

Director's estate.

          2.02  "Board" shall mean the Board of Directors of the

Company.

          2.03  "Company" shall mean Reynolds Metals Company, a

Delaware corporation.

          2.04  "Company Stock" shall mean the Common Stock of

the Company, without par value, and such other stock and

securities as may be substituted therefor in accordance with

Section 5.02.

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          2.05  "Director" shall mean a member of the Board who

is not an employee of the Company or of one of its subsidiaries.

          2.06  "Effective Date" shall mean April 20, 1994.

          2.07  "Plan" shall mean this Reynolds Metals Company

Restricted Stock Plan for Outside Directors, as amended from time to time.

          2.08  "Restricted Stock" shall mean Company Stock

granted to a Director in accordance with Article III and subject to the restrictions set forth in Section 4.03.



                          ARTICLE III

                   GRANTS OF RESTRICTED STOCK

          3.01  On June 1, 1994, each Director elected to office

by the stockholders of the Company on April 20, 1994, shall

receive a grant of 1,000 shares of Restricted Stock.  Except as otherwise provided in Section 3.02, each individual who becomes a

Director after April 20, 1994, shall receive a grant of 1,000 shares of Restricted Stock 60 days after the date the individual is first elected to the Board, whether by the Board or by

stockholders.

          3.02  If an employee of the Company or of one of its

subsidiaries retires from employment with the Company or its subsidiary, as applicable, and if such former employee is elected to serve as a Director following retirement, then such former employee shall become eligible to participate in the Plan and shall receive a grant of 1,000 shares of Restricted Stock 60 days

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after the date on which he or she is first elected or reelected to the Board following his or her retirement.



                           ARTICLE IV

                 TERMS AND CONDITIONS OF GRANTS

          4.01  The terms and conditions set forth in this

Article IV shall apply to each grant of shares of Restricted

Stock.  Grants of Restricted Stock shall be made without payment of a purchase price.  If required by the Company, each such grant shall be evidenced by a written agreement that sets forth the specific terms of the grant in accordance with the Plan and that is duly executed by or on behalf of the Company and the Director.

          4.02  At the time of each grant, a share certificate or

certificates representing the number of shares of Restricted

Stock granted to a Director shall be registered in the Director's name but shall be held by or on behalf of the Company for the

Director's account.  The Director shall execute and deliver to the Company a stock power duly endorsed in blank relating to such shares of Restricted Stock.  The Director shall have all the rights and privileges of a stockholder as to such shares of

Restricted Stock, including the right to receive dividends and the right to vote such shares, subject to the restrictions set forth in Section 4.03.

          4.03  The shares of Restricted Stock granted to any

Director under Article III shall be subject to the following restrictions:

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          (a)  Such shares may not be sold, transferred,

     assigned, pledged or otherwise encumbered or disposed of

     until such time as such restrictions have expired as to such shares as provided in Section 4.04.

          (b)  A Director shall not be entitled to delivery of a

     share certificate representing any shares of Restricted

     Stock until the expiration of such restrictions as to such shares.

          4.04  (a)  Except as otherwise provided in Section

4.04(b), the restrictions applicable to shares of Restricted

Stock covered by any grant to any Director shall expire in

accordance with the terms of this Section 4.04(a).  Restrictions shall expire as to 200 shares of Restricted Stock on the later of

(i) the April 1 immediately following the date of grant or (ii)

the date that is the six-month anniversary of the date of grant,

and restrictions shall expire as to an additional 200 shares on each successive April 1, so that by the fifth April 1 following the date of grant, restrictions on all 1,000 shares shall have expired; provided, however, that restrictions shall expire as to shares of Restricted Stock only if the Director shall have

remained a member of the Board continuously from the date of grant of such shares to the scheduled expiration date.

          (b)  If a Director ceases to be a member of the Board

because of death or Disability, the restrictions on 200 shares of

Restricted Stock shall expire as of the later of (i) the date the

Director ceases to be a member of the Board or (ii) the date that

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is the six-month anniversary of the date of grant.  Such 200 shares shall be in addition to any shares as to which the

restrictions have expired in accordance with the second sentence of Section 4.04(a).

          For purposes of this Section 4.04(b), the term

"Disability" shall have the same meaning as a "total disability"

as determined under the rules and procedures that apply under the

Company's Long Term Disability Plan for Salaried Employees.

          4.05  All of the shares of Restricted Stock granted to

any Director as to which the restrictions have not previously expired shall be forfeited immediately, and all rights of such

Director to such shares shall terminate without further

obligation on the part of the Company, if the Director shall cease to be a member of the Board for any reason other than as set forth in Section 4.04(b).

          4.06  As soon as practicable after the expiration of

the restrictions on any shares of Restricted Stock as herein provided, a share certificate for such shares shall be delivered,

free of all such restrictions, to the Director (or to the

Director's Beneficiary, if applicable) subject to the withholding requirements of Section 7.04 (if applicable).



                           ARTICLE V

                         COMPANY STOCK

          5.01  Shares of Company Stock granted or delivered

under the Plan may be authorized but unissued shares, shares

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reacquired by the Company, or a combination of both, as the Board may from time to time determine.  Shares of Company Stock granted under the Plan but subsequently forfeited shall continue to be otherwise available for the purposes of the Plan.

          5.02  If any stock dividend is declared upon Company

Stock, or if there is any stock split, stock distribution, or other recapitalization of the Company with respect to Company

Stock, resulting in a split-up or combination or exchange of shares, or if any special distribution is made to holders of

Company Stock, the number and kind of shares which may thereafter be granted under the Plan shall be proportionately and

appropriately adjusted and the number and kind of shares then being held by the Company as Restricted Stock shall be

proportionately and appropriately adjusted.  Any new or

additional shares of Restricted Stock, or stock or other

securities substituted therefor, to which a Director may be

entitled under this Section 5.02 shall be subject to all of the terms and conditions of Article IV.



                           ARTICLE VI

          AMENDMENT, SUSPENSION AND TERMINATION OF THE PLAN

          The Board may from time to time amend, suspend or

terminate the Plan, in whole or in part; provided, however, that

(a) without the Director's consent, no such amendment, suspension or termination shall materially adversely affect the rights of any Director in respect of Restricted Stock previously granted to

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such Director and (b) the provisions of the Plan with respect to individuals eligible to participate and the amount, price and timing of grants hereunder shall not be amended more than once every six months other than to comport with changes in the

Internal Revenue Code, the Employee Retirement Income Security

Act, or the rules thereunder.  Notwithstanding the foregoing, the

Board may, in any circumstance where it deems such approval

necessary or desirable, and shall, to the extent necessary to maintain compliance with Rule 16b-3 under the Securities Exchange

Act of 1934 as in effect from time to time, require stockholder approval as a condition to the effectiveness of any amendment or modification of the Plan.  Anything herein to the contrary

notwithstanding, at any time before a Change in Control (as

defined in Section 8.02) occurs, the Board may amend Section

8.02(a) to change the percentage referred to therein to a

percentage that is not more than 25%, so long as such change is consistent with contemporaneous change of a similar nature in the

Rights Agreement (as defined in Section 8.02(f)(C)).



                          ARTICLE VII

                       GENERAL PROVISIONS

          7.01  Neither the establishment of the Plan nor the

payment of any benefits hereunder nor any action of the Company,

including the Board, in connection therewith shall be held or construed to confer upon any individual any legal right to remain on the Board.

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          7.02  No rights or benefits under the Plan shall be

subject in any manner to anticipation, alienation, sale,

transfer, assignment, pledge, encumbrance or charge, except by will or the laws of descent and distribution, and any attempt thereat shall be void.  No such right or benefit shall, before receipt thereof, be in any manner liable for or subject to the recipient's debts, contracts, liabilities, engagements, or torts.

          7.03  This Plan shall inure to the benefit of, and be

binding upon, the Company and each Director, and upon the

successors and assigns of the Company and of each Director.

          7.04  The Company shall not be required to deliver any

fractional share of Common Stock but shall pay, in lieu thereof,

the fair market value (measured as of the date restrictions

lapse) of such fractional share to the Director (or the

Director's Beneficiary, if applicable).

          7.05  Before the issuance or delivery of any shares of

Restricted Stock on which the restrictions have expired, the

Company shall require payment in cash by the Director of any withholding taxes that the Company may be required by law to pay with respect to the issuance or delivery of such shares.

          7.06  Except as otherwise required by applicable

federal laws, this Plan shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia.

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                          ARTICLE VIII

                  CHANGE IN CONTROL PROVISIONS

          8.01  Anything herein to the contrary notwithstanding,

if at any time a Change in Control (as defined in Section 8.02 below) occurs, then the restrictions on 200 shares of Restricted

Stock shall expire as of the date of the Change in Control.  Such

200 shares shall be in addition to any shares as to which the restrictions have expired in accordance with the second sentence of Section 4.04(a).  As soon as practicable following a Change in

Control, a share certificate for such 200 shares shall be

delivered in accordance with the provisions of Section 4.06.

          8.02 For purposes of this Article VIII, "Change in

Control" shall mean the occurrence of any of the following:

          (a)  Any Person (as defined below) becomes the

     Beneficial Owner (as defined below), directly or indirectly,

     of 15% or more of the Company's common stock, unless such

     Person (A) is not deemed an "Acquiring Person" in accordance with Section 1(a) of the Rights Agreement (as defined

     below), or (B) became a Beneficial Owner of 15% or more of the Company's common stock in a transaction that did not

     constitute a Change in Control under Section 8.02(c) hereof;

          (b)  During any period of two consecutive years,

     individuals who at the beginning of such period constitute the Board, and any new director (other than a director

     designated by a person who has entered into an agreement

     with the Company to effect a transaction described in

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     Section 8.02(a), (c) or (d)) whose election by the Board or nomination for election by the Company's shareholders was

     approved by a vote of at least two-thirds of the directors then still in office who either were directors at the

     beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a least a majority of the members of the Board;

          (c)  The effective date of a merger or consolidation of

     the Company or any of its subsidiaries with any other

     entity, other than a merger or consolidation which would

     result in the voting securities of the Company outstanding immediately before such merger or consolidation continuing to represent (either by remaining outstanding or by being

     converted into voting securities of the surviving entity or of any other corporation or entity that as a result of such transaction owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries (the "parent entity")) more than 51% of the

     combined voting power of the voting securities of the parent or surviving entity outstanding immediately after such

     merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such parent or surviving entity;

          (d)  The approval by the shareholders of the Company of

     a complete liquidation of the Company or an agreement for

     the sale or disposition by the Company of all or

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     substantially all of the Company's assets; and

          (e)  There occurs any other event of a nature that

     would be required to be reported in response to Item 6(e) of

     Schedule 14A of Regulation 14A (or in response to any

     similar item on any similar schedule or form) under the 1934

     Act (as defined below), whether or not the Company is then subject to such reporting requirement.

          (f)  For purposes of this Section 8.02, the following

     terms shall have the following meanings:

               (A)  "Person" shall have the meaning as set forth

          in Sections 13(d) and 14(d) of the 1934 Act; provided,

          however, that Person shall exclude (i) the Company,

          (ii) any trustee or other fiduciary holding securities

          under an employee benefit plan of the Company, and

          (iii) any corporation owned, directly or indirectly, by

          the shareholders of the Company in substantially the

          same proportions as their ownership of stock of the

          Company.

               (B)  "Beneficial Owner" shall have the meaning

          given to such term in Rule 13d-3 under the 1934 Act;

          provided, however, that Beneficial Owner shall exclude

          any Person otherwise becoming a Beneficial Owner by

          reason of the shareholders of the Company approving a

          merger of the Company with another entity.

               (C)  "Rights Agreement" shall mean the Amended and

          Restated Rights Agreement dated as of March 8, 1999

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          between the Company and ChaseMellon Shareholder

          Services, L.L.C., as initially in effect.

               (D)  "1934 Act" means the Securities Exchange Act

          of 1934, as amended.



          Executed and adopted this 28 day of April, 1999,

pursuant to action taken by the Board of Directors of Reynolds

Metals Company at its meeting on March 8, 1999.



                               REYNOLDS METALS COMPANY



                               By: /s/ D. Michael Jones
                                   ___________________________
                               Title:  Senior Vice President
                                       And General Counsel


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